PROSPECTUS: JANUARY 31, 1999,
                           AS REVISED APRIL 12, 1999

                           [GRAPHIC APPEARS HERE]


                               BT Mutual Funds


Small Cap Fund
                    With the goal of achieving long-term capital growth through investment in stocks and other equity securities of small companies









                    TRUST: BT INVESTMENT FUNDS
                    INVESTMENT ADVISER: BANKERS TRUST COMPANY

                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                      Overview
                                         of the Small Cap Fund

   Goal: The Fund invests for long-term capital growth.
   Core Strategy: The Fund invests primarily in stocks and other equity securities of companies with market capitalizations, at the time we purchase the stock, within the market capitalization range of the Russell 2000 Index.

       Small Cap Fund
       Overview of the Small Cap Fund
 3     Goal
 3     Core Strategy
 3     Investment Policies and Strategies
 4     Principal Risks of Investing in the Fund
 4     Who Should Consider Investing in the Fund
 5     Total Returns, After Fees and Expenses
 6     Annual Fund Operating Expenses
       A Detailed Look at the Small Cap Fund
 7     Objective
 7     Strategy
 7     Principal Investments
 7     Investment Process
 7     Risks
 8     Management of the Fund
 9     Calculating the Fund's Share Price
10     Performance Information
10     Dividends and Distributions
10     Tax Considerations
10     Buying and Selling Fund Shares
11     Financial Highlights


INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective of the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing in companies with small market capitalizations. The Fund searches for small companies whose share price does not reflect its prospects by looking at factors such as the company's financial strength and technological opportunities.

                                       3
                                       ---

Overview of the Small Cap Fund



PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
[_] Stocks that the Investment Adviser has selected could perform poorly;
[_] Small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company investing: greater share-price volatility and fewer buyers for small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment; or
[_] The stock market could decline or could underperform other investments.

WHO SHOULD CONSIDER INVESTING IN THE FUND
You should consider investing in the Small Cap Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Small Cap Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in large company and medium-sized company stocks.

An investment in the Small Cap Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                       4
                                      ---

                                                  Overview of the Small Cap Fund

Year-by-Year Returns
(each full calendar year since inception)
Bar Chart Appears Here With The Following Plot Points:

1994        1995        1996       1997       1998
----        ----        ----       ----       ----
19.31%     58.57%       6.9%       13.16%     6.15%

Since inception, the Fund's highest return in any calendar quarter was 30.11% and its lowest quarterly return was -24.39%. Past performance offers no indication of how the Fund will perform in the future.

TOTAL RETURNS, AFTER FEES AND EXPENSES
The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 20, 1993 (its inception date). The table compares the Fund's average annual return with the Russell 2000 Index over the last one and five years, and since inception. The Index is a passive measure of stock performance. It does not factor in the costs of buying, selling and holding stocks -- costs which are reflected in the Fund's results.
--------------------------------------
The Russell 2000 Index is a widely accepted benchmark of small company stock performance. It is a model, not an actual portfolio and is a subset of the Russell 3000 Index. The Russell 2000 tracks the 2000 smallest companies in the Russell 3000. The weighted average market capitalization of the companies in the Russell 2000 was approximately .88 billion as of December 31, 1998. That compares to $72 billion for the companies in the Russell 3000.

Average Annual Returns
(as of December 31, 1998)

                                                     Since Inception
                         1 Year        5 Year      (October 21, 1993)*
                       ----------   -----------   --------------------
Small Cap Fund             6.15%        19.43%            19.67%
--------------------      -----         -----             -----
Russell 2000 Index        -2.55%        11.87%            11.47%
--------------------     ------         -----             -----

*The Russell 2000 Index is calculated from October 31, 1993.



                                       5
                                       ---

Overview of the Small Cap Fund

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Small Cap Fund.

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. (1) Your actual costs may be higher or lower. (1) Information on the annual operating expenses reflects the expenses of both the Fund and the Small Cap Portfolio, the master fund in which the Small Cap Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus).

(2) Bankers Trust has agreed, for the 16 months from the Fund's fiscal year end of September 30, 1998, to waive its fees or reimburse its expenses so that total expenses will not exceed 1.25%.

(3) Based on expenses, after fee waivers and reimbursements for the first 16 months only.

Annual Fees and Expenses

                                               Percent of Average
                                               Daily Net Assets(1)
                                          ---------------------------
Management Fees                                      0.65   %
---------------------------------------             -----
Distribution and Service (12b-1) Fees                none
---------------------------------------             -----
Other Expenses                                       0.79   %
---------------------------------------             -----
Total Fund Operating Expenses                        1.44   %
---------------------------------------             -----
Less: Fee Waivers or Expense
  Reimbursement                                     (0.19)  %(2)
---------------------------------------             ----------
Net Expenses                                         1.25   %
---------------------------------------             ----------


            Expense Example(3)
           1 year     3 years     5 years     10 years
          --------   ---------   ---------   ---------
          $127       $440        $784        $1,759



                                       6
                                      ---

                             A detailed look
                                         at the Small Cap Fund

OBJECTIVE
The Small Cap Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics, of companies with market capitalizations, at the time we first purchase the shares, within the market capitalization range of the Russell 2000 Index.

The Fund invests for long-term growth, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to long-term capital growth, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


STRATEGY
We invest for the long term. We are looking for small companies that have reached a pivotal point -- companies that are ready to reap the benefits of technological change, companies that have begun to increase their market share, companies that have completed a turnaround or whose pace of growth is starting to accelerate. Normally, their share prices do not reflect their strong prospects -- most investors have not yet discovered them. Two financial attributes set these companies apart:
[_] evidence of above-average growth in revenues and earnings; and
[_] a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.


PRINCIPAL INVESTMENTS
The Fund normally owns stock in approximately 90 to 110 small companies at any one time. The Fund focuses principally on companies with market caps within the market capitalization range of the Russell 2000 Index.

The Fund may also invest up to 25% of its assets in the stocks of non-U.S. companies and up to 35% of its assets in large caps. Under normal conditions, these two tactics would not comprise major elements of its strategy.
--------------------------------------------------------------------------------
"Market Capitalization," or "Market Cap," provides a ready gauge of a company's size. It multiplies the total number of a company's outstanding shares by the current price of its stock to arrive at an estimate of its current value.

INVESTMENT PROCESS
The Fund's process begins with a methodical search for industries poised to take off. Before identifying individual companies, we seek to identify the industries that are undergoing positive change or that stand to benefit from broad demographic and cultural trends.

Once we have identified a likely industry, the exhaustive search begins for the most promising small companies within the industry. The Small Cap research team meets frequently with the managements of investment candidates to gather a first-hand impression of their prospects. The team's investigative work relies on the analytical and forecasting tools that Bankers Trust has long applied and is continuously enhancing. The work demands intensive research: visits to a company's plants and frequent contact with its management, suppliers, customers and competitors.


RISKS
Below we set forth some of the prominent risks associated with investing in small company securities, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.


Primary Risks

Market Risk. Although individual stocks can out perform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. We manage this risk in the Small Cap Fund by closely monitoring the Fund's investments for the following signs of negative change:
[_] decelerating revenue or earnings growth;
[_] loss of market share;
[_] increasing levels of debt or decreasing levels of cash flow and working capital; and
[_] a stock price that lags behind competitors'.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.



                                       7
                                       --

A Detailed Look at the Small Cap Fund

Small Company Risk. Small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industry-wide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would depreciate the value of an investment itself to U.S. investors.


Secondary Risk

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
[_] The companies in which the Fund invests, which could impact the value of the Fund's investments;
[_] Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
[_] Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

Temporary Defensive Position. For temporary defensive purposes, we may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we find it necessary to invest in such securities, the Fund may not meet its goal of long-term capital growth.


MANAGEMENT OF THE FUND

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elects a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. As investment adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. For its services in the last fiscal year, Bankers Trust received a fee from the Small Cap Fund of 0.65% of its average daily net assets.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early


                                       8
                                       ---

                                           A Detailed Look at the Small Cap Fund

1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Banker Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Managers. Timothy Woods is responsible for the day-to-day management of the master portfolio's investments:

Timothy Woods, Principal of Bankers Trust and Portfolio Manager of the Fund.
[_] Joined Bankers Trust in 1992 and the master portfolio in 1994.
[_] 14 years of investment and financial experience.
[_] Bachelors degree from Florida A&M University, MBA from The Wharton School, University of Pennsylvania, Chartered Financial Analyst.

Other Services. Bankers Trust provides the administrative functions -- such as portfolio accounting, legal services and others -- for the Fund. In addition, Bankers Trust -- or your broker or financial advisor -- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

[_] keeping accurate, up-to-date records for your individual Fund account;
[_] implementing any changes you wish to make in your account information;
[_] processing your request for cash dividends and distributions from the Fund;
[_] answering your questions on the Fund's investment performance or administration;
[_] sending proxy reports and updated prospectus information to you; and
[_] collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Small Cap Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Small Cap Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.


CALCULATING THE FUND'S SHARE PRICE
We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular


                                       9
                                       ---

A Detailed Look at the Small Cap Fund

security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.


PERFORMANCE INFORMATION
The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


DIVIDENDS AND DISTRIBUTIONS
If the Fund earns investment income or recognizes taxable net capital gains, it is the Fund's policy to distribute to shareholders substantially all of that taxable income quarterly and to distribute any taxable net capital gains on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


TAX CONSIDERATIONS
The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:



Transaction                                Tax Status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.


Transaction                      Tax Status
------------------------------   ---------------
Your sale of shares owned        Capital gains
  more than one year             or losses

Your sale of shares              Gains treated
  owned for one year or less     as ordinary
                                 income; losses
                                 subject to
                                 special rules.

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.


BUYING AND SELLING FUND SHARES
You can purchase or redeem shares in the Fund by mail, wire transfer or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.


We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of stocks actually held by the Fund, rather than in cash.

Your broker or financial advisor may charge transaction fees on the purchase and sale of Fund shares.

Exchange Privileges. You can exchange all or part of your shares for shares of another BT Mutual Fund up to four times a year. Before buying shares through an exchange you should be sure to get a copy of that fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.

Account Minimums. The Fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments, and a minimum balance of $1,000 to maintain them. The Fund requires a $500 minimum investment to open a retirement account and $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of fund shares bi-weekly, monthly, quarterly, or semi-annually, call for a minimum $1,000 opening investment and at least $100 for each subsequent purchase of shares.

The Fund's Shareholder Guide and Statement of Additional Information contain complete information on buying and selling Fund shares and maintaining a Fund account. If you have not already received your free copy of the Shareholder Guide


                                       10
                                       ---

                                           A Detailed Look at the Small Cap Fund

or wish to obtain a free copy of the Statement of Additional Information, please call the BT Service Center at 1-800-730-1313.

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

Financial Highlights

                                                                                                     For the period
                                     For the year    For the year    For the year    For the year   October 21, 1993(1)
                                        ended           ended           ended           ended            through
                                    September 30,   September 30,   September 30,   September 30,     September 30,
                                         1998            1997            1996            1995             1994
                                   --------------- --------------- --------------- --------------- ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of
 Period                               $  23.68         $ 21.66         $ 18.50         $ 11.60         $ 10.00
----------------------------------    --------         -------         -------         -------         -------
Income from Investment
 Operations
Expenses in Excess of Income             (0.18)          (0.14)          (0.12)          (0.04)          (0.03)
----------------------------------    --------         -------         -------         -------         --------
Net Realized and Unrealized Gain
 (Loss) on Investment                    (6.24)           3.58            4.65            6.94            1.63
----------------------------------    --------         -------         -------         -------         --------
Total Income (Loss) from
 Investment Operations                   (6.42)           3.44            4.53            6.90            1.60
----------------------------------    --------         -------         -------         -------         --------
Distributions to Shareholders
Net Realized Gain from Investment
 Transactions                            (1.04)          (1.42)          (1.37)             --              --
----------------------------------    --------         -------         -------         -------         --------
In Excess of Net Realized Gains          (1.26)             --              --              --               --
----------------------------------    --------         -------         -------         -------         --------
Total Distributions                      (2.30)          (1.42)          (1.37)             --               --
----------------------------------    --------         -------         -------         -------         --------
Net Asset Value, End of Period        $  14.96         $ 23.68         $ 21.66         $ 18.50         $ 11.60
----------------------------------    --------         -------         -------         -------         --------
Total Investment Return                 (28.38)%         17.90%          26.41%          59.48%          17.06%(2)
----------------------------------    --------         -------         -------         -------         ----------
Supplemental Data and Ratios:
Net Assets, End of Period (000s
 Omitted)                             $172,310         $286,322        $242,236        $122,935        $ 21,33(2)
----------------------------------    --------         --------        --------        --------        ----------
Ratios to Average Net Assets:
Expenses in Excess of Income             (0.87)%         (0.89)%         (0.70)%         (0.46)%         (0.58)%(2)
----------------------------------    --------         --------        --------        --------        -----------
Expenses, Including Expenses of
 the Small Cap Portfolio                   1.25%           1.25%           1.25%           1.25%           1.25%(2)
Decrease Reflected in Above
 Expense Ratio Due to Absorption
 of Expenses by Bankers Trust              0.19%           0.03%           0.22%           0.34%           0.86%(2)
----------------------------------     --------         --------        --------        --------        -----------
Portfolio Turnover Rate(3)                  182%            188%            159%            161%            154%
----------------------------------     --------         --------        --------        --------        -----------

(1) Inception date
(2) Annualized
(3) The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.


                                       11
                                       ---

[BANKERS TRUST LOGO APPEARS HERE]
          Architects of Value


     Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


     You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:
                                        BT Service Center
                                        P.O. Box 419210
                                        Kansas City, MO 64141-6210
     or call our toll-free number:      1-800-730-1313

     You can find reports and other information about the Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

     You can find information about buying and selling shares in the Fund in the Shareholder Guide. If you have not already received a copy of the Guide, call the BT Service Center to obtain one free of charge.



                                                          CUSIP #055922769
Small Cap Fund                                            STA498300 (4/99)
BT Investment Funds                                       811-4760

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101